UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 3, 2021

Meta Materials Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Research Drive
Dartmouth, Nova Scotia, Canada B2Y 4M9
(Address of principal executive offices, including zip code)

(902) 482-5729

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Meta Materials Inc., a Nevada corporation (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on December 3, 2021, in accordance with the Company’s 2021 Proxy Statement sent to the Company’s stockholders on or around November 3, 2021 (the “Proxy Statement”). Of the 281,259,620 voting shares outstanding as of the record date, 166,964,131 voting shares were represented in person via internet webcast or by proxy, constituting approximately 59.36% of the total shares outstanding and entitled to vote. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.

Election of Directors. Each of the following nominees was elected to serve as a director, to hold office until our 2022 annual meeting of stockholders and until his or her respective successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal, based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ram Ramkumar	137,137,832	554,860	26,978,440
George Palikaras	139,620,976	364,715	26,978,440
Maurice Guitton	134,961,497	2,731,195	26,978,440
Allison Christilaw	137,144,018	548,725	26,978,440
Steen Karsbo	137,035,118	657,573	26,978,440
Eric M Leslie	133,049,089	4,643,603	26,978,440
Ken Hannah	137,111,274	581,468	26,978,440

2.

Ratification of Appointment of Independent Registered Public Accounting Firm. Proposal to ratify the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified based on the following results of the voting:

Votes For	Votes Against	Abstentions
163,715,182	422,160	590,237

3.

Approval of the 2021 Equity Incentive Plan. Proposal to approve the 2021 Equity Incentive Plan of the Company incorporating the reserved and unissued reserved shares from the Amended and Restated Stock Option Plan of Metamaterial, Inc. and the 2015 Stock Option Plan of the Company was approved based on the following results of the voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
127,111,118	10,114,201	467,370	26,978,440

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META MATERIALS INC.

/s/ Ken Rice
Ken Rice
Chief Financial Officer & Executive Vice President

Date: December 9, 2021